UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  July 11, 2011

HEMACARE CORPORATION
(Exact name of registrant as specified in its charter)

California	000-15223	95-3280412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
15350 Sherman Way, Suite 350, Van Nuys, CA  91406
(Address of principal executive offices) (Zip Code)

(818) 226-1968
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by HemaCare Corporation (the “Company”) on July 15, 2011 (the “Initial Filing”).  The Company sold its red blood cell collection operation assets in California and Maine to The American National Red Cross on July 11, 2011.  The Initial Filing included as Exhibit 99.2, certain unaudited pro forma financial information of the Company giving effect to the sale transaction.  This Amendment No. 1 is being filed to amend and replace Exhibit 99.2 to include unaudited pro forma financial information that has been revised to more accurately allocate revenues and expenses between the business disposed of and the businesses retained by the Company, and to include additional expenses incurred in the sale transaction that were not included in original pro forma adjustments.

Item 9.01.	Financial Statements and Exhibits

(b)           Pro Form Financial Information

The pro forma unaudited financial information giving effect to the disposition of assets described in Item 2.01 above is filed as Exhibit 99.2 to this report.  The pro forma unaudited financial statements are presented for illustrative purposes only. They are not necessarily indicative of the operating results or financial position that would have been achieved had the disposition been consummated as of the dates indicated or of the results that may be obtained for future periods.

(d)           Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description

2.1*	Asset Purchase Agreement, dated July 11, 2011, among HemaCare Corporation, Coral Blood Services, Inc. and The American National Red Cross. (1)

10.1†	Blood Purchase Agreement, effective as of July 11, 2011, between The American National Red Cross and HemaCare Corporation. (1)

99.1	Press release of HemaCare Corporation, dated July 11, 2011. (1)

99.2	Pro forma financial information.

___________________

*
The Asset Purchase Agreement contains a list briefly identifying the contents of all omitted exhibits and schedules.  HemaCare Corporation agrees to furnish to the Securities and Exchange Commission a copy of any omitted exhibit or schedule upon request.

†
Certain portions of this agreement have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for an order granting confidential treatment pursuant to Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

(1)	Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2011	HEMACARE CORPORATION

	By:	/s/ Lisa Bacerra
Lisa Bacerra
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number                  Description

2.1*	Asset Purchase Agreement, dated July 11, 2011, among HemaCare Corporation, Coral Blood Services, Inc. and The American National Red Cross. (1)

10.1†	Blood Purchase Agreement, effective as of July 11, 2011, between The American National Red Cross and HemaCare Corporation. (1)

99.1	Press release of HemaCare Corporation, dated July 11, 2011. (1)

99.2	Pro forma financial information.

___________________

*
The Asset Purchase Agreement contains a list briefly identifying the contents of all omitted exhibits and schedules. HemaCare Corporation agrees to furnish to the Securities and Exchange Commission a copy of any omitted exhibit or schedule upon request.

†
Certain portions of this agreement have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for an order granting confidential treatment pursuant to Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

(1)	Previously filed.

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